SUPPLEMENT TO THE

STATEMENT OF ADDITIONAL INFORMATION

OF

EVERGREEN BALANCED FUNDS

I.              Evergreen Balanced Fund (the “Fund”)

The section entitled “Advisory Fees” under ‘Expenses” in the Fund’s Statement of Additional Information is revised as follows:

EIMC is entitled to receive, from the Fund, an annual fee based on 1.5% of gross dividend and interest income plus the Fund’s pro rata share, as determined by the ratio of the Fund’s average daily net assets to the sum of the Fund’s average daily net assets plus the average daily net assets of the Fund’s variable annuity fund counterpart, Evergreen VA Balanced Fund, of an annual fee based on the aggregate of the Fund’s average daily net assets and the average daily net assets of Evergreen VA Balanced Fund, as follows:

Aggregate Average Daily Net Assets	Fee
First $500 million	0.41%
Next $500 million	0.26%
Over $1 billion	0.21%

September 22, 2006	577607 (9/06)